UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMWX

Putnam Emerging Markets Income Fund

Semiannual report
5|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets
Income Fund

Semiannual report
5 | 31 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Emerging markets often do not provide legal remedies for bondholders comparable to those available to bondholders in the United States, and it may not be possible to dispose of bonds of distressed issuers. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s policy of concentrating on a limited group of countries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 3 and 9–10 for additional performance information. For the period, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects

* The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index – Emerging Markets Global Diversified.

2	Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Could you describe the fund’s approach to investing in emerging-market debt [EMD]?

The fund invests in three types of EMD: government debt that is denominated in U.S. dollars; government debt that is denominated in local currencies; and corporate debt that is primarily denominated in U.S. dollars. Each of these areas of EMD offers its own special forms of risk and reward potential, and by combining them, we seek to build a diversified portfolio that provides investors with access to all the major areas of EMD opportunity.

In its first few months of operation, the fund has trailed its benchmark. To what do you attribute this result?

The primary driver of this underperformance is the cost of building a diversified exposure to the EMD asset class. Corporate EMD, for example, is typically traded only in $200,000 denominations — versus the $1,000 cost-per-bond of sovereign debt and other bond types — and these securities tend to trade at steep bid-offer spreads. Thus far, we have largely stayed in the higher-quality zone of corporate EMD, although that may change over time and as the fund grows.

As of the period-end, we have established what we consider a good mix of sovereign exposures, including a portfolio of U.S.-dollar-denominated debt issued by what we consider to be relatively stable countries, such as Brazil, Mexico, and Peru, in addition to debt issued by some riskier countries. Our aggregate local-currency position, moreover, is tracking relatively close to the benchmark.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/27/13 (commencement of operations) to 5/31/13. See pages 2 and 9–10 for additional fund performance information. Index descriptions can be found on page 14. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Emerging Markets Income Fund	3

Thus, we would characterize the overall risk level of the fund as moderate.

Could you describe the investment environment since the fund launched toward the end of March of this year?

When the fund launched, we had just come through a good quarter for fixed-income markets. However, EMD — particularly U.S.-dollar-denominated EMD — was not having as good a quarter. Concerns about rising interest rates, in particular, had a negative impact on the flow of investments into the asset class.

In the search for higher yields over the past 18 months or more, investors had gradually shifted their exposures up the chain of risk in fixed income — from Treasuries into mortgage-backed debt, then to investment-grade corporate bonds and high-yield debt, and ultimately into EMD. But the advent of higher interest rates in 2013, along with rising expectations for the eventual unwinding of the U.S. Federal Reserve’s quantitative-easing measures, began to reverse that shift. Some investors started to move money out of EMD and back down the spectrum of fixed-income risk, while others exited from fixed income altogether and into equities.

Consequently, we saw credit spreads start to widen in EMD well before the more recent spread widening that we’ve seen in U.S. high-yield and investment-grade corporate debt markets. Spread widening refers to an increase in the difference in yield between a relatively risk-free asset such as U.S. Treasuries and the riskier debt in question, whether it’s a high-yield bond, EMD, or investment-grade corporate debt. Spread widening indicates rising credit risk, which puts downward pressure on bond prices.

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4	Emerging Markets Income Fund

Emerging markets have grown faster than many developed markets in recent years. Do you see that continuing?

We believe fundamentals are generally positive in the emerging markets and that growth rates in these countries will continue to surpass those in the developed world. Emerging-market growth, compared to that of the past, has slowed somewhat, and is linked mostly to China’s slowing demand for commodities. But the underlying credit strength of emerging-market sovereigns still looks quite good, in our view.

Emerging-market currencies have declined substantially in 2013. What is driving the sell-off?

Emerging-market currencies are currently under pressure relative to the U.S. dollar and other major currencies, and have slid in the wake of a levered unwind of the so-called “carry trade” by large institutional investors. When rates and volatility are low, investors are encouraged to borrow U.S. dollars and invest in other currencies that may be yielding more than the U.S. dollar — this is the carry trade. But as the threat of rising rates has become a reality, institutions engaged in the carry trade have sought to quickly unwind their foreign currency exposures.

Because the yield on emerging-market currencies has typically been relatively low, investors had levered their currency exposures with derivatives to magnify their potential gains. And yet as the carry trade comes off due to the fear of rising rates, the leveraged aspect of

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund	5

the foreign currency unwinding magnifies the volatility of the sell-off.

In the fund, we employ foreign currency contracts to hedge foreign exchange risk and to gain exposures to various currencies. The fund’s use of these contracts negatively affected performance during the period.

What about political instability? Does Turkey, for example, have the potential to be another chapter in the “Arab Spring”?

The recent uprising in Turkey bears some similarities to the political turmoil in Egypt and other Middle Eastern countries in mid 2012. In particular, Turkey has high unemployment and a dominant party that rules forcefully and has not changed substantially in many years from an economic and sociopolitical perspective. In contrast to Egypt, however, Turkey is doing better economically than Egypt was last year. Because Turkey was beginning to stabilize its economy prior to the uprising, we do not see the political situation there spinning out of control.

Are there other key areas of sovereign risk or opportunity?

Two other countries we are watching closely for their political risks are Venezuela and Argentina. Venezuela had a change in leadership following the death of Hugo Chávez, whose handpicked successor, Nicolás Maduro, led the recent elections by a smaller-than-expected margin. The opposition party, which did not mount a challenge to the

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

6	Emerging Markets Income Fund

election results, appears to be standing by to see how Maduro’s administration does in its stewardship of the economy, which has been struggling with inflation and a poor trade balance for some time.

Argentina, on the other hand, faces a series of debt-related challenges. Somewhat uniquely, Argentina unilaterally restructured its debt after its last default in 2002. Some of the country’s creditors accepted the new terms of repayment, while a group of holdouts, particularly one large U.S. hedge fund, has repeatedly brought its case to U.S. court to seek more favorable terms of repayment. The possibility is still open that Argentina will be required to make good on these former debts, which would almost certainly be negative for its current bondholders.

In the face of these political risks, how have you positioned the portfolio with respect to Venezuela and Argentina?

In general, we think the risks inherent in EMD argue for a more sophisticated and diversified approach to portfolio construction. The three-part structure I alluded to earlier — sovereign debt denominated in external and local currency, and U.S.-dollar-denominated corporate debt — gives us the framework to build just such a diversified portfolio of EMD opportunities.

As for Venezuela, and as troubling as its risks may sound, the country is producing a significant amount of cash through its oil trade, which has helped keep the country’s debt burden very low. We own U.S.-dollar-denominated Venezuelan sovereign debt that matures in the next couple of years, and we believe Venezuela is more than capable of covering these obligations.

With Argentina, we had positioned the fund in so-called “local law” bonds that are outside the jurisdiction of the U.S. legal system, but we have more recently found that the price of what are referred to as the “New York law” bonds has been driven down significantly. We think this presents us with the possibility

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Emerging Markets Income Fund	7

of a compelling value opportunity, even if Argentina were to be forced into default and restructuring, and we have shifted some of our Argentinian debt exposure accordingly.

What are your expectations for the asset class in the second half of 2013?

We believe developed world growth, which is low but positive, may function as a strong tailwind for the emerging markets as we head into the last six months of the year. Positive growth means positive demand for commodities, where emerging markets tend to stake their economies. We also expect that inflation may remain low — a critical condition to help emerging markets thrive. And third, we are optimistic that interest rates may stay relatively low by historical standards, even if they tick up from their all-time lows of the past 12 months. Low interest rates mean countries can access capital inexpensively, which helps fuel their continuing expansion and encourages cross-border investment.

This is a good backdrop for EMD, in our view. Assuming the volatility of expected changes in interest rates does not spark an overreaction among investors, we are cautiously optimistic that EMD can recover from its lackluster performance year-to-date.

Thank you, Kevin, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Kevin, your fund’s portfolio managers are Michael J. Atkin and Paul D. Scanlon, CFA.

IN THE NEWS

The World Bank has downgraded its outlook for global economic growth, projecting a somewhat slower expansion in 2013 due to Europe’s deeper-than-expected recession and a recent deceleration in emerging-market economies. In its twice-yearly Global Economic Prospects report, the World Bank forecast that global GDP will increase 2.2% this year, a cut to its January outlook of 2.4%. This pace would constitute an approximate continuation of 2012’s moderate growth pace of 2.3%. The world’s large developing economies, such as Brazil, China, India, and Russia, continue to experience less rapid growth than they did before the 2008 global financial crisis and will likely need to stay focused on structural reforms to maintain expansion. China’s economy, in particular, is decelerating, with experts now anticipating that the world’s second-largest economy could experience its slowest growth rate in 23 years. In its report, the World Bank said debt-related uncertainties surrounding the eurozone and fiscal questions in the United States should have less impact on global economic growth in coming years.

8	Emerging Markets Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended May 31, 2013. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–3.01%	–6.89%	–3.17%	–8.00%	–3.19%	–4.15%	–3.04%	–6.19%	–2.97%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For periods ended 5/31/13

	Putnam Emerging Markets	Lipper Emerging
	Income Blended Index	Markets Debt Funds
	(Equal Weighted)†	category average*

Life of fund	–1.43%	–8.22%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund periods ended 5/31/13, there were 170 funds in this Lipper category.

† The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index – Emerging Markets Global Diversified.

Emerging Markets Income Fund	9

Fund price and distribution information For the period ended 5/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.030		$0.024	$0.022	$0.027		$0.034

Capital gains	—		—	—	—		—

Total	$0.030		$0.024	$0.022	$0.027		$0.034

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

3/27/13*	$10.00	$10.42	$10.00	$10.00	$10.00	$10.34	$10.00

5/31/13	9.67	10.07	9.66	9.66	9.67	9.99	9.67

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [1]	3.72%	3.57%	2.98%	2.73%	3.35%	3.24%	4.22%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	4.24	3.68	3.61	N/A	4.04	4.71

Current 30-day SEC yield [3]
(without expense limitation)	N/A	0.56	-0.12	-0.21	N/A	0.34	0.85

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–8.53%	–12.18%	–8.74%	–13.28%	–8.76%	–9.67%	–8.57%	–11.54%	–8.47%

See the discussion following the Fund performance table on page 9 for information about the calculation of fund performance.

10	Emerging Markets Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s inception (3/27/13) through 5/31/13, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Estimated net expenses for the fiscal year
ended 11/30/13*†	1.25%	2.00%	2.00%	1.50%	1.00%

Estimated total annual operating expenses for
the fiscal year ended 11/30/13†	1.88%	2.63%	2.63%	2.13%	1.63%

Annualized expense ratio for the period
from 3/27/13 (commencement of
operations) to 5/31/13	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 27, 2013 (commencement of operations) to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$2.23	$3.56	$3.56	$2.67	$1.78

Ending value (after expenses)	$969.90	$968.30	$968.10	$969.60	$970.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/27/13 (commencement of operations) to 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund	11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended May 31, 2013, use the following calculation method. To find the value of your investment on March 27, 2013 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$2.27	$3.63	$3.63	$2.72	$1.81

Ending value (after expenses)	$1,006.78	$1,005.42	$1,005.42	$1,006.33	$1,007.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 3/27/13 (commencement of operations) to 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Emerging Markets Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Emerging Markets Income Fund	13

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Emerging Markets Income Fund

Trustee approval of management contract

General conclusions

In December 2012, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management (“Putnam Management”) for an initial term extending through June 30, 2013 and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). (Following the close of your fund’s reporting period ended May 31, 2013, the Board of Trustees approved the continuance of the fund’s management and sub-management contracts through June 30, 2014. Information regarding this approval will be included in your fund’s shareholder report for the period ending November 30, 2013.)

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management and sub-management contracts. In November and December 2012, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management and sub-management contracts and related information over the course of several months leading up to their June 2012 meeting. Over this period, the Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees.

On December 14, 2012, the Contract Committee recommended, and the Independent Trustees approved, the initial execution of your fund’s management and sub-management contracts, effective March 18, 2013. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam Funds, and the costs expected to be incurred by Putnam Management in providing services, and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the proposed management arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their

Emerging Markets Income Fund	15

consideration of fee arrangements for other Putnam funds in the current and prior years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

The Trustees considered that, like most Putnam open-end funds, your fund’s proposed fee schedule has the benefit of breakpoints that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had been in place for less than three years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

The Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund to the extent that expenses (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under distribution plans and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contract) would exceed an annual rate of 1.00% of the fund’s average net assets through June 30, 2014. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve your fund’s management and sub-management contracts.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual

16	Emerging Markets Income Fund

funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the proposed management fees to be paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s initial management contract with Putnam Management. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which generally meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with its review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Emerging Markets Income Fund	17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the most recent reporting period. In a semiannual report, the highlights table also includes the current reporting period.

18	Emerging Markets Income Fund

The fund’s portfolio 5/31/13 (Unaudited)

CORPORATE BONDS AND NOTES (54.5%)*		Principal amount	Value

Banking (15.9%)
Banco de Credito del Peru 144A sr. unsec. sub. FRN notes
6 1/8s, 2027 (Peru)		$200,000	$214,200

Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN
notes 6 7/8s, 2026 (Peru)		50,000	56,525

Banco do Brasil SA 144A jr. sub. FRB bonds 9 1/4s, 2049 (Brazil)		200,000	239,474

BBVA Banco Continental SA 144A sr. unsec. notes 3 1/4s,
2018 (Peru)		500,000	490,915

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
FRN notes 6s, 2021 (Russia)		200,000	205,417

State Bank of India/London 144A sr. unsec. unsub. notes
4 1/8s, 2017 (India)		200,000	205,620

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
2049 (Russia)		200,000	214,548

			1,626,699
Basic materials (4.2%)
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		200,000	224,000

Mexichem SAB de CV 144A sr. unsec. notes 4 7/8s,
2022 (Mexico)		200,000	207,500

			431,500
Capital goods (1.1%)
Embraer Overseas, Ltd company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020 (Brazil)		100,000	115,100

			115,100
Coal (1.9%)
Indo Energy Finance II BV 144A company guaranty sr. notes
6 3/8s, 2023 (Indonesia)		200,000	194,000

			194,000
Communication services (6.2%)
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico)	MXN	4,700,000	370,056

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		$200,000	213,000

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		50,000	55,375

			638,431
Consumer cyclicals (2.4%)
Grupo Televisa SAB sr. unsec. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	2,000,000	144,225

Hutchison Whampoa International 12, Ltd. 144A company
guaranty unsec. sub. FRB bonds 6s, 2049 (Cayman Islands)		$100,000	107,000

			251,225
Consumer staples (1.0%)
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		100,000	107,250

			107,250
Investment banking/Brokerage (2.4%)
Morgan Stanley sr. unsec. notes 11 1/2s, 2020	BRL	470,000	249,898

			249,898
Oil and gas (12.9%)
Ecopetrol SA sr. unsec. unsub. notes 7 5/8s, 2019 (Colombia)		$50,000	61,025

KazMunayGas National Co., JSC 144A sr. unsec. bonds 6 3/8s,
2021 (Kazakhstan)		200,000	225,000

Emerging Markets Income Fund	19

CORPORATE BONDS AND NOTES (54.5%)* cont.		Principal amount	Value

Oil and gas cont.
Lukoil International Finance B.V. 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)		$200,000	$193,945

Nexen, Inc. sr. unsec. unsub. notes 6.4s, 2037 (Canada)		100,000	123,050

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)		200,000	201,000

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)		200,000	211,467

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		200,000	188,500

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)		100,000	128,000

			1,331,987
Real estate (2.0%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr.
unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	203,500

			203,500
Transportation (1.1%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017
(Cayman Islands)		100,000	110,625

			110,625
Utilities and power (3.4%)
Cenrais Electricas Brasileiras SA 144A sr. unsec. unsub. notes
6 7/8s, 2019 (Brazil)		100,000	111,750

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)		200,000	243,287

			355,037

Total corporate bonds and notes (cost $5,811,661)			$5,615,252

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (40.9%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$273,500	$160,681

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		546,999	321,362

Brazil (Federal Republic of) sr. unsec. unsub. bonds 7 1/8s,
2037 (Brazil)		200,000	262,894

Columbia (Republic of) sr. unsec. notes 4 3/8s, 2023 (Colombia)	COP	300,000,000	153,500

Eskom Holdings SOC, Ltd. 144A sr. unsub. notes 5 3/4s, 2021
(South Africa)		$200,000	214,000

Financing of Infrastructural Projects State Enterprise 144A sr.
unsec. bonds 9s, 2017 (Ukraine)		200,000	207,500

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		100,000	111,911

Hungary (Government of) sr. unsub. notes 6 1/4s,
2020 (Hungary)		100,000	108,375

Malaysia (Federation of) sr. unsec. notes 3.492s, 2020 (Malaysia)	MRY	675,000	219,727

Peru (Republic of) sr. unsec. bonds 8 3/4s, 2033 (Peru)		$75,000	116,306

Peru (Republic of) 144A sr. unsec. notes 6.9s, 2037 (Peru)	PEN	350,000	147,120

Petroleos Mexicanos 144A GDN company guaranty sr. unsec.	units/
unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	95,492

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s,
2034 (Philippines)		$150,000	190,634

20	Emerging Markets Income Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (40.9%)* cont.	Principal amount/units		Value

Poland (Government of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	$170,418

Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	166,559

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		$167,625	204,293

Slovenia (Republic of) 144A sr. unsec. bonds 5.85s,
2023 (Slovenia)		200,000	198,932

South Africa (Republic of) unsec. bonds 7 3/4s, 2023
(South Africa)	ZAR	2,000,000	206,572

Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	465,119

Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey)		$200,000	226,200

Ukraine (Government of) 144A sr. unsec. unsub. bonds 6.58s,
2016 (Ukraine)		100,000	99,304

Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s,
2022 (Venezuela)		150,000	164,307

Total foreign government and agency bonds and notes (cost $4,378,548)			$4,211,206

SHORT-TERM INVESTMENTS (3.7%)*		Shares	Value

Putnam Short Term Investment Fund 0.01% L		385,048	$385,048

Total short-term investments (cost $385,048)			$385,048

TOTAL INVESTMENTS

Total investments (cost $10,575,257)			$10,211,506

Key to holding’s currency abbreviations

BRL	Brazilian Real
COP	Colombian Peso
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 27, 2013 (commencement of operations) through May 31, 2013 (the reporting period).

* Percentages indicated are based on net assets of $10,302,550.

L Affiliated company (Note 7). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Emerging Markets Income Fund	21

At the close of the reporting period, the fund maintained liquid assets totaling $37,513 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Brazil	10.3%	Cayman Islands	2.1%

Mexico	10.2	Colombia	2.1

Peru	10.0	Jamaica	2.1

Russia	9.6	India	2.0

Turkey	6.8	China	2.0

United States	6.2	Slovenia	1.9

Argentina	4.7	Philippines	1.9

South Africa	4.1	Poland	1.7

Indonesia	3.9	Trinidad	1.3

Venezuela	3.5	Canada	1.2

Ukraine	3.0	Ghana	1.1

South Korea	2.4	Hungary	1.1

Kazakhstan	2.2	Luxembourg	0.4

Malaysia	2.2	Total	100.0%

Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $7,402,896) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	6/19/13	$155,571	$157,328	$1,757

	Chilean Peso	Buy	7/17/13	33,190	39,174	(5,984)

	Euro	Sell	6/19/13	138,824	139,859	1,035

	Peruvian New Sol	Sell	7/17/13	106,075	109,484	3,409

Citibank, N.A.
	Brazilian Real	Buy	7/17/13	69,861	93,874	(24,013)

	British Pound	Buy	6/19/13	80,064	79,708	356

	Japanese Yen	Sell	8/22/13	138,055	148,811	10,756

	South African Rand	Buy	7/17/13	3,546	1,012	2,534

	Swiss Franc	Buy	6/19/13	89,739	89,031	708

	Thai Baht	Buy	8/22/13	94,623	100,110	(5,487)

	Turkish Lira	Buy	6/19/13	2,931	3,878	(947)

Credit Suisse International
	Brazilian Real	Sell	7/17/13	117,361	117,706	345

	British Pound	Buy	6/19/13	102,245	102,158	87

22	Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $7,402,896) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Chilean Peso	Buy	7/17/13	$84,918	$92,346	$(7,428)

	Chinese Yuan	Sell	8/22/13	23,362	23,591	229

	Euro	Buy	6/19/13	195,758	195,829	(71)

	Hungarian Forint	Buy	6/19/13	21,747	21,632	115

	Indonesian Rupiah	Buy	8/22/13	329,155	334,244	(5,089)

	Japanese Yen	Buy	8/22/13	109,234	108,796	438

	Mexican Peso	Sell	7/17/13	433,356	448,589	15,233

	New Taiwan Dollar	Buy	8/22/13	39,469	40,170	(701)

	Philippine Peso	Sell	8/22/13	5,266	3,297	(1,969)

	Russian Ruble	Buy	6/19/13	89,338	92,012	(2,674)

	South African Rand	Buy	7/17/13	105,582	117,622	(12,040)

	Swiss Franc	Sell	6/19/13	122,058	127,187	5,129

	Turkish Lira	Sell	6/19/13	26,645	26,931	286

Deutsche Bank AG
	Brazilian Real	Sell	7/17/13	52,407	51,144	(1,263)

	Japanese Yen	Buy	8/22/13	109,233	108,808	425

	Mexican Peso	Sell	7/17/13	256,980	268,091	11,111

	Polish Zloty	Buy	6/19/13	118,688	125,264	(6,576)

	Romanian Leu	Buy	6/19/13	20,278	20,389	(111)

	Swiss Franc	Buy	6/19/13	89,844	89,179	665

	Turkish Lira	Sell	6/19/13	26,166	26,034	(132)

Goldman Sachs International
	British Pound	Buy	6/19/13	102,093	101,980	113

HSBC Bank USA, National Association
	British Pound	Buy	6/19/13	25,979	25,996	(17)

	Euro	Buy	6/19/13	89,170	88,946	224

	Indian Rupee	Buy	8/22/13	51,819	51,716	103

	Indian Rupee	Sell	8/22/13	52,100	49,451	(2,649)

	Japanese Yen	Sell	8/22/13	735,348	759,798	24,450

	Nigerian Naira	Buy	7/17/13	61,713	62,150	(437)

	Philippine Peso	Buy	8/22/13	21,767	24,482	(2,715)

	Russian Ruble	Buy	6/19/13	146,103	149,404	(3,301)

	South African Rand	Buy	7/17/13	3,556	1,029	2,527

	Thai Baht	Buy	8/22/13	147,630	153,524	(5,894)

	Turkish Lira	Sell	6/19/13	51,692	51,495	(197)

JPMorgan Chase Bank N.A.
	Brazilian Real	Buy	7/17/13	274,536	300,133	(25,597)

	British Pound	Sell	6/19/13	151,317	155,451	4,134

	Chilean Peso	Sell	7/17/13	50,681	50,926	245

	Chinese Yuan	Buy	8/22/13	27,719	27,530	189

	Euro	Sell	6/19/13	144,803	146,504	1,701

	Hungarian Forint	Buy	6/19/13	169,027	171,435	(2,408)

Emerging Markets Income Fund	23

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $7,402,896) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Malaysian Ringgit	Buy	8/22/13	$144,283	$149,078	$(4,795)

	Mexican Peso	Sell	7/17/13	164,715	166,518	1,803

	New Taiwan Dollar	Buy	8/22/13	39,472	40,164	(692)

	Russian Ruble	Sell	6/19/13	51,782	52,148	366

	Swiss Franc	Buy	6/19/13	57,420	57,245	175

	Turkish Lira	Sell	6/19/13	52,225	52,464	239

State Street Bank and Trust Co.
	Brazilian Real	Sell	7/17/13	75,231	75,514	283

	Chilean Peso	Sell	7/17/13	76,355	76,837	482

	Colombian Peso	Sell	7/17/13	45,973	44,709	(1,264)

	Hungarian Forint	Sell	6/19/13	777	1,091	314

	Japanese Yen	Buy	8/22/13	43,098	43,483	(385)

	Mexican Peso	Sell	7/17/13	92,841	93,722	881

	Polish Zloty	Buy	6/19/13	118,688	124,192	(5,504)

	Swiss Franc	Sell	6/19/13	250,809	261,583	10,774

	Turkish Lira	Buy	6/19/13	2,931	3,874	(943)

WestPac Banking Corp.
	Japanese Yen	Buy	8/22/13	134,528	133,117	1,411

	Mexican Peso	Sell	7/17/13	141,682	151,919	10,237

Total						$(16,014)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$5,615,252	$—

Foreign government and agency bonds and notes	—	4,211,206	—

Short-term investments	385,048	—	—

Totals by level	$385,048	$9,826,458	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(16,014)	$—

Totals by level	$—	$(16,014)	$—

The accompanying notes are an integral part of these financial statements.

24	Emerging Markets Income Fund

Statement of assets and liabilities 5/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,190,209)	$9,826,458
Affiliated issuers (identified cost $385,048) (Notes 1 and 7)	385,048

Cash	214,168

Interest and other receivables	179,164

Receivable for shares of the fund sold	507

Receivable from Manager (Note 2)	50,415

Unrealized appreciation on forward currency contracts (Note 1)	115,269

Unamortized offering costs (Note 1)	88,736

Total assets	10,859,765

LIABILITIES

Payable for investments purchased	262,169

Payable for shares of the fund repurchased	2,980

Payable for custodian fees (Note 2)	21,181

Payable for investor servicing fees (Note 2)	2,194

Payable for Trustee compensation and expenses (Note 2)	23

Payable for administrative services (Note 2)	19

Payable for distribution fees (Note 2)	4,459

Payable for offering costs (Note 1)	108,323

Unrealized depreciation on forward currency contracts (Note 1)	131,283

Other accrued expenses	24,584

Total liabilities	557,215

Net assets	$10,302,550

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$10,663,248

Undistributed net investment income (Note 1)	31,098

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(10,267)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(381,529)

Total — Representing net assets applicable to capital shares outstanding	$10,302,550

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,736,422 divided by 1,007,175 shares)	$9.67

Offering price per class A share (100/96.00 of $9.67)*	$10.07

Net asset value and offering price per class B share ($19,200 divided by 1,988 shares)**	$9.66

Net asset value and offering price per class C share ($267,446 divided by 27,681 shares)**	$9.66

Net asset value and redemption price per class M share ($19,218 divided by 1,988 shares)	$9.67

Offering price per class M share (100/96.75 of $9.67)†	$9.99

Net asset value, offering price and redemption price per class Y share
($260,264 divided by 26,920 shares)	$9.67

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	25

Statement of operations For the period 3/27/13 (commencement of operations) to 5/31/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $209) (including interest income of $309 from investments
in affiliated issuers) (Note 7)	$86,361

Total investment income	86,361

EXPENSES

Compensation of Manager (Note 2)	13,809

Investor servicing fees (Note 2)	2,714

Custodian fees (Note 2)	21,570

Trustee compensation and expenses (Note 2)	188

Distribution fees (Note 2)	4,981

Administrative services (Note 2)	57

Amortization of offering costs (Note 1)	19,587

Reports to shareholders	5,295

Auditing and tax fees	17,317

Other	2,066

Fees waived and reimbursed by Manager (Note 2)	(63,670)

Total expenses	23,914

Expense reduction (Note 2)	(392)

Net expenses	23,522

Net investment income	62,839

Net realized gain on investments (Notes 1 and 3)	3,500

Net realized loss on foreign currency transactions (Note 1)	(13,767)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(17,778)

Net unrealized depreciation of investment during the period	(363,751)

Net loss on investments	(391,796)

Net decrease in net assets resulting from operations	$(328,957)

The accompanying notes are an integral part of these financial statements.

26	Emerging Markets Income Fund

Statement of changes in net assets

For the period 3/27/13
(commencement of
operations) to
INCREASE IN NET ASSETS	5/31/13*

Operations:
Net investment income	$62,839

Net realized loss on investments and foreign currency transactions	(10,267)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(381,529)

Net decrease in net assets resulting from operations	(328,957)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(30,121)

Class B	(48)

Class C	(608)

Class M	(54)

Class Y	(910)

Increase from capital share transactions (Note 4)	663,248

Total increase in net assets	302,550

NET ASSETS

Beginning of period (Note 6)	10,000,000

End of period (including undistributed net investment
income of $31,098)	$10,302,550

* Unaudited

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
May 31, 2013**†	$10.00	.06	(.36)	(.30)	(.03)	(.03)	$9.67	(3.01) *	$9,736	.23 *	.60 *	2 *

Class B
May 31, 2013**†	$10.00	.05	(.37)	(.32)	(.02)	(.02)	$9.66	(3.17) *	$19	.36 *	.50 *	2 *

Class C
May 31, 2013**†	$10.00	.06	(.38)	(.32)	(.02)	(.02)	$9.66	(3.19) *	$267	.36 *	.58 *	2 *

Class M
May 31, 2013**†	$10.00	.06	(.36)	(.30)	(.03)	(.03)	$9.67	(3.04) *	$19	.27 *	.58 *	2 *

Class Y
May 31, 2013**†	$10.00	.08	(.38)	(.30)	(.03)	(.03)	$9.67	(2.97) *	$260	.18 *	.77 *	2 *

* Not annualized.

** Unaudited.

† For the period March 27, 2013 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2013	0.61%

The accompanying notes are an integral part of these financial statements.

28	Emerging Markets Income Fund	Emerging Markets Income Fund	29

Notes to financial statements 5/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 27, 2013 (commencement of operations) through May 31, 2013.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JP Morgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on March 27, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

30	Emerging Markets Income Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Emerging Markets Income Fund	31

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $48,843 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $10,575,257, resulting in gross unrealized appreciation and depreciation of $13,261 and $377,012, respectively, or net unrealized depreciation of $363,751.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

32	Emerging Markets Income Fund

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $108,323 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,384 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $62,286 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,610	Class M	5

Class B	3	Class Y	39

Class C	57	Total	$2,714

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $392 under the expense offset arrangements.

Emerging Markets Income Fund	33

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,540	Class M	16

Class B	25	Total	$4,981

Class C	400

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $212 and $15 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,374,370 and $178,500, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/27/13
	(commencement of operations) to 5/31/13

Class A	Shares	Amount

Shares sold	8,475	$85,591

Shares issued in connection with reinvestment of distributions	3,009	30,121

	11,484	115,712

Shares repurchased	(309)	(2,982)

Net increase	11,175	$112,730

34	Emerging Markets Income Fund

	For the period 3/27/13
	(commencement of operations) to 5/31/13

Class B	Shares	Amount

Shares sold	985	$10,000

Shares issued in connection with reinvestment of distributions	5	48

	990	10,048

Shares repurchased	(2)	(24)

Net increase	988	$10,024

	For the period 3/27/13
	(commencement of operations) to 5/31/13

Class C	Shares	Amount

Shares sold	26,620	$268,317

Shares issued in connection with reinvestment of distributions	61	608

	26,681	268,925

Shares repurchased	—	—

Net increase	26,681	$268,925

	For the period 3/27/13
	(commencement of operations) to 5/31/13

Class M	Shares	Amount

Shares sold	983	$9,858

Shares issued in connection with reinvestment of distributions	5	54

	988	9,912

Shares repurchased	—	—

Net increase	988	$9,912

	For the period 3/27/13
	(commencement of operations) to 5/31/13

Class Y	Shares	Amount

Shares sold	25,829	$260,747

Shares issued in connection with reinvestment of distributions	91	910

	25,920	261,657

Shares repurchased	—	—

Net increase	25,920	$261,657

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	998,985	99.2%	$9,660,185

Class B	1,002	50.4	9,679

Class C	1,002	3.6	9,679

Class M	1,003	50.5	9,699

Class Y	1,003	3.7	9,699

Emerging Markets Income Fund	35

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$5,300,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$115,269	Payables	$131,283

Total		$115,269		$131,283

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(14,922)	$(14,922)

Total	$(14,922)	$(14,922)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(16,014)	$(16,014)

Total	$(16,014)	$(16,014)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 18, 2013 and commenced operations on March 27, 2013. Prior to March 27, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,960,000	996,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

36	Emerging Markets Income Fund

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$—	$10,188,258	$9,803,210	$309	$385,048

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Emerging Markets Income Fund	37

Note 9: Offsetting of financial and derivative assets and liabilities

	Bank of America N. A.	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts†	$6,201	$14,354	$21,862	$12,201	$113	$27,304	$8,852	$12,734	$11,648	$115,269

Total Assets	$6,201	$14,354	$21,862	$12,201	$113	$27,304	$8,852	$12,734	$11,648	$115,269

Liabilities:

Forward currency contracts†	5,984	30,447	29,972	8,082	—	15,210	33,492	8,096	—	$131,283

Total Liabilities	$5,984	$30,447	$29,972	$8,082	$—	$15,210	$33,492	$8,096	$—	$131,283

Total Financial and Derivative Net Assets	$217	$(16,093)	$(8,110)	$4,119	$113	$12,094	$(24,640)	$4,638	$11,648	$(16,014)

Total collateral received (pledged)‡	—	—	—	—	—	—	—	—	—	$—

Net Amount	$217	$(16,093)	$(8,110)	$4,119	$113	$12,094	$(24,640)	$4,638	$11,648	$(16,014)

† Covered by master netting agreement.

‡ Any over-collateralization of total financial and derivative net assets is not shown.

38	Emerging Markets Income Fund	Emerging Markets Income Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Janet C. Smith
One Post Office Square	George Putnam, III	Vice President,
Boston, MA 02109	Robert L. Reynolds	Principal Accounting Officer,
	W. Thomas Stephens	and Assistant Treasurer
Custodian
State Street Bank	Officers	Susan G. Malloy
and Trust Company	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Jonathan S. Horwitz	James P. Pappas
	Executive Vice President,	Vice President
Principal Executive Officer, and
	Compliance Liaison	Mark C. Trenchard
Vice President and
	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA120
281884 7/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013